 Exhibit 99.1

Drone Aviation Completes $3 Million Private Placement

- Management-Led Financing to Accelerate Production -

JACKSONVILLE, FL – September 29, 2016 – Drone Aviation Holding Corp. (OTCQX: DRNE) (“Drone Aviation” or the “Company”), a manufacturer of tethered drones and lighter-than-air aerostats, today announced that it has completed a management-led private placement of convertible notes in the aggregate principal amount of $3,000,000.

The notes were purchased by Jay Nussbaum, Chairman and CEO, and Frost Gamma Investments Trust, an affiliated entity of Dr. Phillip Frost, Chairman of the Company’s Strategic Advisory Board. The notes bear interest at a rate of 6% per annum and mature on October 1, 2017. The notes may be prepaid at the Company’s discretion without penalty or converted at the holder’s option into shares of Drone Aviation’s common stock at a price per share equal to the lesser of $3 per share or a 15% discount to the lowest per share purchase price of common stock in the Company’s next round of financing.

Jay Nussbaum stated, “Dr. Phil Frost and I are committed to a shared vision of growing a company with unique technologies and positioning it to become a leader in the rapidly growing drone industry. This additional investment demonstrates our commitment to that vision by providing Drone Aviation with additional resources to support increased sales and business development activities as well as expand production capability to meet demand from U.S. military and other governmental and commercial customers. ”

Drone Aviation’s product portfolio includes the WASP tactical aerostat, the WATT electric tethered drone and the newly launched Bolt higher-altitude, heavier-lift coaxial tethered helicopter and an array of vision-based navigation and autonomous flight management software.

About Drone Aviation Holding Corp.

Drone Aviation Holding Corp. (OTCQX: DRNE) develops and manufactures cost-effective, compact and rapidly deployable aerial platforms, including lighter-than-air aerostats and electric-powered drones designed to provide government and commercial customers with enhanced surveillance and communication capabilities. Utilizing a proprietary tether system, Drone Aviation’s products are designed to provide prolonged operational duration capabilities combined with improved reliability, uniquely fulfilling critical requirements in military, law enforcement, commercial, and industrial applications. For more information about Drone Aviation, please visit www.DroneAviationCorp.com or view our reports and filings with the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov, including the Risk Factors included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as well as information in our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Forward-Looking Statements

Statements in this press release that are not historical facts are forward-looking statements that reflect management’s current expectations, assumptions, and estimates of future performance and economic conditions, and involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the statements made herein. Such statements are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are generally identifiable by the use of forward-looking terminology such as “believe,” “expects,” “may,” “will,” “should,” “plan,” “intend,” “on condition,” “target,” “see,” “potential,” “estimates,” “preliminary,” or “anticipates” or the negative thereof or comparable terminology, or by discussion of strategy or goals or other future events, circumstances, or effects. Moreover, forward-looking statements in this release include, but are not limited to, those relating to: growing demand for drones for military and state and local law enforcement authorities as described in this press release, the Company’s position within the drone industry and commitments to and the success of future financings. The Company’s financial results and the forward-looking statements could be affected by many factors, including, but not limited to, demand for the Company’s products and services, economic conditions in the U.S. and worldwide, changes in appropriations by Congress and reduced funding for defense procurement and research and development programs, and our ability to recruit and retain management, technical, and sales personnel. Further information relating to factors that may impact the Company’s results and forward-looking statements are disclosed in the Company’s filings with the SEC. The forward-looking statements contained in this press release are made as of the date of this press release, and the Company disclaims any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contacts:

Media Relations:

Michael Glickman

MWGCO, Inc.

917-397-2272

mike@mwgco.net

Investor Relations:

Steve Gersten

804-286-6332

investors@Droneaviationcorp.com